                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CERADYNE, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                            [LOGO OF CERADYNE, INC.]

                              3169 REDHILL AVENUE
                          COSTA MESA, CALIFORNIA 92626

                               ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 24, 1995
                               ----------------

  The Annual Meeting of Stockholders of Ceradyne, Inc., a Delaware corporation (the "Company") will be held at the Corporate Headquarters located at 3169 Redhill Avenue, Costa Mesa, California, on Monday, July 24, 1995, at 10:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement.

    1. To elect eight directors to serve until the next annual meeting of stockholders and until their successors are elected and have qualified.

    2. To approve an amendment to the Company's 1994 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 shares to 350,000 shares.

    3. To approve the Company's 1995 Employee Stock Purchase Plan.

    4. To transact such other business as may properly come before the meeting and any adjournments thereof.

  The Board of Directors intends to present for election as directors the nominees named in the accompanying Proxy Statement, whose names are incorporated herein by reference.

  In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on June 2, 1995 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

  Stockholders are cordially invited to attend the meeting in person. However, even if you do plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it without delay in the enclosed postage paid envelope. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

                                          By Order of the Board of Directors

                                               James F. Gardner
                                                  Secretary

Costa Mesa, California
June 19, 1995

                           [LOGO OF CERADYNE, INC.]

                              3169 REDHILL AVENUE
                          COSTA MESA, CALIFORNIA 92626

                               ----------------
                                PROXY STATEMENT
                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 24, 1995

  This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Ceradyne, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Monday, July 24, 1995, and at any adjournments thereof. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about June 19, 1995.

  The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. As of the date of this statement, the Board of Directors knows of no other business which will be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

  Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election as directors of the eight nominees below, FOR approval of proposal 2 and FOR approval of proposal 3.

                        VOTING SHARES AND VOTING RIGHTS

  The close of business on June 2, 1995 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 6,274,634 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business.

  In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate's or candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The eight candidates receiving the highest number of affirmative votes will be elected. If no such notice is given, there will be no cumulative voting, which means a simple majority of the shares voting may elect all of the directors.

  Proxies marked "withheld" as to any director or "abstain" as to a particular proposal, and broker non-votes, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, proxies marked "withheld" have no legal effect on the election of directors under Delaware law. Proxies marked "abstain" as to a particular proposal will be counted in the tabulation of the votes cast, and will have the same effect as a vote "against" that proposal. Broker non-votes will not be counted in determining the total number of votes cast on proposal 2 and proposal 3, and, therefore, will have no effect on whether those proposals are approved.

  The following table sets forth information as of March 14, 1995, regarding the beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the directors of the Company,
(iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                                AMOUNT AND
                                                NATURE OF                     PERCENT
                                                BENEFICIAL                      OF
         NAME OF BENEFICIAL OWNER              OWNERSHIP(1)                    CLASS
         ------------------------              ------------                   -------
      Joel P. Moskowitz                         1,164,294                      18.6%
       3169 Redhill Avenue
       Costa Mesa, CA 92626
      Ford Motor Company                        1,207,299                      19.2%
       The American Road
       Dearborn, MI 48121
      Dimensional Fund Advisors, Inc.             345,000(2)                    5.5%
       1299 Ocean Avenue
       Suite 650
       Santa Monica, CA 90401
      R.B. Haave Assoc., Inc.                     797,723(3)                   12.7%
       270 Madison Ave.
       New York, NY 10016
      Leonard M. Allenstein                       150,000(4)                    2.4%
      Richard A. Alliegro                          21,000(5)                      *
      Frank Edelstein                              13,900(6)                      *

                                                          AMOUNT AND
                                                          NATURE OF      PERCENT
                                                          BENEFICIAL       OF
                  NAME OF BENEFICIAL OWNER               OWNERSHIP(1)     CLASS
                  ------------------------               ------------    -------
      Dr. Norman A. Gjostein                                    --
      Melvin A. Shader                                       14,000(7)       *
      William P. Lanphear IV                                 10,000          *
      Milton L. Lohr                                         15,000(8)       *
      David P. Reed                                          24,550(9)       *
      James F. Gardner                                       31,250(10)      *
      All current executive officers and directors as a
       group (15 persons including the persons named
       above)                                             1,529,594(11)   23.9%

- --------
*    Less than 1%
(1) Except as otherwise noted, the beneficial owners have sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.
(2) Based upon information contained in a statement on Schedule 13G, dated January 9, 1990, and amended by a filing dated January 30, 1995, filed with the Securities and Exchange Commission by Dimensional Fund Advisors, Inc. Schedule G indicated that Dimensional Fund Advisors, Inc., a registered investment advisor, is deemed to have beneficial ownership of 345,000 shares of Ceradyne, Inc. stock as ofDecember 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of such shares.
(3) Based upon information contained in the statement on Schedule 13G, dated January 22, 1991, and amended by a filing dated January 3, 1995, filed with the Securities and Exchange Commission by R. B. Haave Associates, Inc., all shares of common stock are owned by advisory clients of R. B. Haave Associates, Inc.
(4) Includes 10,000 shares subject to options held by Mr. Allenstein which are currently exercisable.
(5) Includes 20,000 shares subject to options held by Mr. Alliegro which are currently exercisable.
(6) Includes 12,500 shares subject to options held by Mr. Edelstein which are currently exercisable.
(7) Includes 13,000 shares subject to options held by Dr. Shader which are currently exercisable.
(8) Includes 15,000 shares subject to options held by Mr. Lohr which are currently exercisable.
(9) Includes 22,300 shares subject to options held by Mr. Reed which are currently exercisable.
(10) Includes 26,500 shares subject to options held by Mr. Gardner which are currently exercisable.
(11) Includes 176,400 shares subject to options held by such persons which are currently exercisable or exercisable within 60 days after March 14, 1995.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

  The bylaws of the Company presently provide for eight directors. All eight directors are to be elected at the 1995 Annual Meeting and will hold office until the 1996 Annual Meeting and until their respective successors are elected and have qualified. It is intended that the persons named in the enclosed proxy will, unless such authority is withheld, vote for the election of the eight nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. All of the nominees named below have consented to being named herein and to serve if elected.

  Set forth below are the names and ages of the nominees for election to the Board of Directors, the present position with the Company of each nominee, the year each nominee was first elected a director of the Company, the principal occupation of each nominee, directorships held with other public companies, and additional biographical data. The beneficial ownership of the Company's Common Stock by each of the nominees as of March 14, 1995 is set forth in the table under "Voting Shares and Voting Rights" above.

                                                                       YEAR FIRST
                                     PRESENT POSITION WITH THE          ELECTED
         NAME             AGE                 COMPANY                   DIRECTOR
         ----             ---        -------------------------         ----------
Joel P. Moskowitz         55      Chairman of the Board, Chief            1967
                                   Executive Officer and President
Leonard M. Allenstein     57      Director                                1983
Richard A. Alliegro       65      Director                                1992
Frank Edelstein           69      Director                                1984
Norman A. Gjostein        63      Director                                1995
William P. Lanphear IV    48      Director                                1994
Milton L. Lohr            70      Director                                1986
Melvin A. Shader          70      Director                                1984

  Joel P. Moskowitz co-founded the Company's predecessor in 1967. He served as President of the Company from 1974 until January 1987, became Chairman of the Board and Chief Executive Officer in 1983 and resumed the position of President in September 1987. Mr. Moskowitz obtained a B.S. in Ceramic Engineering from Alfred University in 1961 and an M.B.A. from the University of Southern California in 1966. Mr. Moskowitz is a member of the Board of Trustees of Alfred University.

  Leonard M. Allenstein became a director of the Company in 1983. Mr. Allenstein has been a private investor and businessman for more than the past five years. He was a founder and general partner of Bristol Restaurants, which owns and operates restaurants in the Southern California area, from 1978 until December 1986.

  Richard A. Alliegro became a director of the Company in 1992. Mr. Alliegro retired from Norton Company in 1990 after 33 years, where his last position was Vice President, Refractories and Wear, for Norton's Advanced Ceramics operation. More recently he retired as President, Lanxide Manufacturing Co., a subsidiary of Lanxide Corporation. Mr. Alliegro obtained B.S. and M.S. degrees in Ceramic Engineering from Alfred University in 1951 and 1952, respectively, and serves as a member of the Board of Trustees of that university.

  Frank Edelstein became a director of the Company in 1984. Mr. Edelstein has been a Vice President of Gordon + Morris Group (a spinoff of Kelso & Company), an investment banking firm, since November 1986, and from 1979 to November 1986 he was Chairman of the Board of International Central Bank & Trust company, which companies were acquired by Continental Insurance Company in July 1983. Until 1983, Mr. Edelstein was a Vice President of Automatic Data Processing, Inc., an international computing services company, and President of that company's Pension Services Division and Benefits Services Division.

  Dr. Norman A. Gjostein was appointed a director on February 6, 1995 to fill the vacancy created by the resignation of David P. Hagen. Dr. Gjostein has held various management positions on the Research Staff of Ford Motor Company since 1973. Presently he is Director of the Scientific Research Laboratory, which includes research activities in CAE, advanced materials and manufacturing systems. Dr. Gjostein obtained a B.S. and an M.S. degree in Metallurgical Engineering from the Illinois Institute of Technology. Further studies were carried out at Carnegie-Mellon University where he received M.S. and Ph.D. degrees in Metallurgical Engineering.

  William P. Lanphear IV became a director of the Company in 1994. He is currently Senior Vice President and member of the board of directors of Bridgestone Multimedia Group, Inc., which is a publisher of family-oriented video, audio and software products distributed through mass merchandisers and specialty channels. From 1989 through 1993, Mr. Lanphear was Chairman and CEO for Epyx, Inc., a major publisher of home entertainment software. Mr. Lanphear obtained a B.A. in 1969 from Albian College, an M.S. in Nuclear Engineering in 1970 from the University of Illinois, and an M.B.A. 1972 from Harvard Graduate School.

  Milton L. Lohr served as a director of the Company from 1986 until October 1988, when he resigned to accept a position as Deputy Under Secretary of Defense for Acquisitions. He held that position until May 1989, and was re-elected as a director of the Company in July 1989. Presently, Mr. Lohr is President of Defense Development Corporation, a defense-related research and development company. Previously Mr. Lohr was Senior Vice President of Titan Systems, a defense-related research and development company, from 1986 to 1988. He was founder and President of Defense Research Corporation, a defense consulting firm, from 1983 to 1986. Mr. Lohr served from 1969 to 1983 as Executive Vice President of Flight Systems, Inc., a firm engaged in aerospace and electronic warfare systems. Mr. Lohr has over thirty-five years experience in government positions and aerospace and defense management. His activities include serving as a panel member of the President's Science Advisory Committee, a member of the Office of the Secretary of Defense, Army Science Board, as well as other ad hoc government related assignments.

  Melvin A. Shader became a director of the Company in 1984. Dr. Shader retired in 1991 from TRW, Inc., where he was Vice President, Business Development, and Vice President, International, at the Space and Defense Sector of TRW, Inc. He had been with that company since 1970. From 1969 to 1970, he was Director of Planning in the Information Network Division of Computer Sciences Corporation. From 1954 to 1968, Dr. Shader was an executive with IBM.

  The Company has agreed to nominate a representative of Ford Motor Company for election as a director pursuant to an agreement made in March 1986, pursuant to which agreement Ford has acquired a total of 1,207,299 shares of the Company's Common Stock. Joel P. Moskowitz and members of his family have agreed to vote a portion of their shares of the Company's Common Stock, if necessary for the election of Ford's nominee. Mr. David F. Hagen, General Manager of Ford Motor Company's Alpha Simultaneous Engineering served on the Board of Directors as Ford's nominee since 1992. He will not stand for reelection at the Annual Meeting. Dr. Norman Gjostein is Ford's current nominee, and he was appointed a director of the Company on February 6, 1995 to fill the vacancy created by the resignation of Mr. Hagen. See "Certain Transactions" below.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors of the Company held four meetings during 1994. Each director attended at least 75% of the aggregate of all meetings of the Board and its committees on which he served during 1994.

  The Board of Directors has established Audit, Compensation and Stock Option Committees. The Audit Committee meets with the Company's independent accountants to review the Company's financial condition and internal accounting controls. This committee, which is composed of Messrs. Edelstein, Shader and Lohr met twice during 1994. The Compensation Committee's function is to review and make recommendations to the Board regarding executive officers' compensation. This committee, which is composed of Messrs. Edelstein, Alliegro, Shader and Lohr, acted by written consent once during 1994. The Stock Option Committee is composed of Messrs. Moskowitz and Gjostein. This committee, which acted by written consent twice during 1994, administers the Company's 1983 Stock Option Plan, the Company's 1994 Stock Incentive Plan, the 1985 Employee Stock Purchase Plan and, if approved by the stockholders at the Annual Meeting, the 1995 Employee Stock Purchase Plan. The Company does not have a standing nominating committee.

  Directors are paid fees for their services on the Board of Directors in such amounts as are determined from time to time by the Board. Until July 31, 1994, a fee of $500 per month plus $1000 for each Board meeting attended was paid to each non-employee director other than the Ford representative and Mr. Lanphear, who did not receive a fee. These fees were terminated as of July 31, 1994 by agreement of the Board, but may be reinstated in the future if the Board deems appropriate.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table shows certain information concerning the compensation of the Chief Executive Officer and the highest paid executive officers of Ceradyne whose aggregate compensation for services in all capacities rendered to Ceradyne during the year ended December 31, 1994 exceeded $100,000:

                                                                  LONG TERM
                                         ANNUAL COMPENSATION     COMPENSATION
                                        ------------------------ ------------
                                                                  SECURITIES
              NAME AND                                            UNDERLYING
         PRINCIPAL POSITION      YEAR     SALARY       BONUS     OPTIONS (#)
         ------------------      ----   -----------   ---------  ------------
      Joel P. Moskowitz          1994      $150,709   $   --          --
       Chairman of the Board,    1993       164,902       --          --
       Chief Executive Officer   1992       178,356       --          --
       and President
      David P. Reed              1994      $101,418       --        10,000
       Vice President            1993        97,353       --          --
                                 1992        96,015       --          --
      James F. Gardner           1994      $101,999       --          --
       Vice President, Finance   1993       101,999       --          --
       Chief Financial Officer   1992       105,346       --           500
       and Secretary

EMPLOYMENT AGREEMENT

  In July 1994, the Company entered into a five year employment agreement with Mr. Moskowitz, pursuant to which he will serve as Chairman of the Board of Directors, Chief Executive Officer and President of the Company. The agreement provides for a base salary at the rate of $175,000 per year; however,Mr. Moskowitz voluntarily agreed to accept a reduced salary at the rate of $150,000 per year through March 31, 1995 to aid the Company in its cost-cutting efforts. His annual base salary was reinstated to $175,000 as of April 1, 1995. Under the agreement, if Mr. Moskowitz' employment is terminated by the Company (other than as a result of death, incapacity or for "good cause" as defined in the agreement) or if Mr. Moskowitz elects to resign for "good reason" (as defined in the agreement), Mr. Moskowitz will be entitled to receive severance pay in an amount equal to his annual base salary, at the rate in effect on the date of termination, payable on normal pay dates for the remainder of the term of the agreement. "Good reason" includes a "change in control" of the Company, a removal of Mr. Moskowitz from any of his current positions with the Company without his consent, or a material change in Mr. Moskowitz' duties, responsibilities or status without his consent. A "change in control" of the Company shall be deemed to occur if (1) there is a consolidation or merger of the Company where the Company is not the surviving corporation and the shareholders prior to such transaction do not continue to own at least 80% of the common stock of the surviving corporation, (2) there is a sale of all or substantially all of the assets of the Company, (3) the stockholders approve a plan for the liquidation or dissolution of the Company, (4) any person becomes the beneficial owner, directly or indirectly, of 30% or more of the Company's outstanding Common Stock, or (5) if specified changes in the composition of the Company's Board of Directors occur.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information concerning stock options granted during the year ended December 31, 1994 to the executive officers named in the Summary Compensation Table:

                                                                          POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED ANNUAL
                                       PERCENT OF                         RATES OF STOCK PRICE
                                      TOTAL OPTIONS                         APPRECIATION  FOR
                                       GRANTED TO   EXERCISE                 OPTION TERM(2)
                    OPTIONS GRANTED   EMPLOYEES IN    PRICE   EXPIRATION ------------------------
NAME               (NO. OF SHARES)(1)  FISCAL YEAR  ($/SHARE)    DATE      5% ($)      10% ($)
- ----               ------------------ ------------- --------- ---------- ----------- ------------
Joel P. Moskowitz           --             --           --         --            --          --
David P. Reed            10,000           9.2%        $2.00    8/22/04       $16,844     $36,001
James F. Gardner            --             --           --         --            --          --

- --------
(1) The per share exercise price of all options granted is the fair market value of the Company's Common Stock on the date of grant. Options have a term of 10 years and become exercisable in four equal installments, each of which accrues at the end of each year after the grant date.
(2) The potential realizable value is calculated from the exercise price per share, assuming the market price of the Company's Common Stock appreciates in value at the stated percentage rate from the date of grant to the expiration date. Actual gains, if any, are dependent on the future market price of the Common Stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table provides information concerning exercises of options during the year ended December 31, 1994 by the executive officers named in the Summary Compensation Table and the value of such officer's unexercised options at December 31, 1994:

                                          NUMBER OF SECURITIES
                                               UNDERLYING           VALUE OF UNEXERCISED
                    NUMBER OF            UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                     SHARES                  FISCAL YEAR-END        FISCAL YEAR-END(/1/)
                    ACQUIRED    VALUE   ------------------------- -------------------------
NAME               ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----               ----------- -------- ----------- ------------- ----------- -------------
Joel P. Moskowitz      --        --          --           --           --           --
David P. Reed          --        --       22,300       22,200       $1,050       $7,950
James F. Gardner       --        --       26,500        1,000        (/2/)        (/2/)

- --------
(/1/) Based upon the closing price of the Common Stock on December 31, 1994
      ($2.375 per share).

(/2/) The 12/31/94 NASDAQ closing market price was below the exercise price/share. Hence, the option results in a $-0- valuation.

                              CERTAIN TRANSACTIONS

  On March 11, 1986, the Company sold 526,316 shares of its Common Stock to Ford Motor Company ("Ford") at a price of $19.00 per share, for a total purchase price of $10,000,000. At the same time, the Company and Ford created a new corporation, Ceradyne Advanced Products, Inc. ("CAPI"), and entered into agreements involving a broad-based technology transfer, licensing and joint development program. Under the agreements, Ford contributed technology and more than 80 United States and foreign patents relating to technical ceramics to CAPI in exchange for 80% of CAPI's capital stock, and Ceradyne acquired the remaining 20% of CAPI in exchange for $200,000. The technology and patents contributed by Ford were developed in the Ford research laboratories over a 15-year period. Under the March 11, 1986 agreements, the Company was granted an option to acquire Ford's 80% interest in CAPI in exchange for an additional 680,983 shares of Ceradyne Common Stock, which the Company exercised effective February 12, 1988. As a result, Ceradyne now owns 100% of CAPI and Ford owns a total of 1,207,299 shares of the Company's Common Stock. The Company and Ford also entered into a joint development agreement which includes a commitment by Ford to contribute up to $5,000,000, on a matching value basis with Ceradyne, for the development by Ceradyne of technical ceramic products oriented towards the automotive market. Through December 31, 1994, Ford agreed to fund a total of $2,854,000 in cash and equipment pursuant to this agreement.

  So long as Ford continues to own 5% or more of the Company's outstanding Common Stock, Ceradyne has agreed to use its best efforts to cause one person designated by Ford to be elected a member of the Ceradyne Board of Directors and, under certain circumstances in the event the Company issues additional shares of its Common Stock in a public or private transaction, to permit Ford to purchase, at the same price and terms upon which sold by the Company in such transaction, additional shares of Ceradyne Common Stock to enable Ford to maintain its percentage ownership of the Company.

  In connection with the sale of stock to Ford, Joel P. Moskowitz, Chairman of the Board and Chief Executive Officer of the Company, and members of his immediate family agreed to vote shares of the Company's Common Stock owned by them in favor of the election of Ford's nominee to the Board of Directors. However, they may first vote that number of shares that is necessary to assure the election of Joel P. Moskowitz as a director of the Company, and any shares that are not necessary to assure the election of Mr. Moskowitz and a Ford nominee to the Board of Directors may be voted by them without restriction.

                 AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

                                  (PROPOSAL 2)

  On April 24, 1995 the Board of Directors approved, subject to stockholder approval, an amendment to the 1994 Stock Incentive Plan (the "1994 Plan") to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 350,000. Presently, there are available for issuance under the 1994 Plan 91,500 shares of Common Stock. The additional 100,000 shares will be reserved for future use by being offered to existing or new directors and employees who meet the qualifications for participation in the Plan. The Board of Directors believes that the proposed amendment to increase the number of shares of Common Stock authorized under the Plan is necessary to continue the effectiveness of the 1994 Plan in achieving the Company's objective to attract and retain the services of qualified persons upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

  The following table sets forth information with respect to options granted under the 1994 Plan to the persons designated during the year ended December 31, 1994.

               NAME AND POSITION                 DOLLAR VALUE* NUMBER OF SHARES
               -----------------                 ------------- ----------------
Joel P. Moskowitz
 Chairman of Board,
 Chief Executive Officer
 and President..................................       --             None
David P. Reed
 Vice President.................................     $2.00          10,000
James F. Gardner
 Vice President, Finance
 Chief Financial Officer
 and Secretary..................................       --             None
All Current Executive Officers as a Group (5
 persons).......................................     $2.00          52,000
Non-Employee Director Group (5 persons).........     $2.00          50,000
Non-Executive Officer Employee Group (29 per-
 sons)..........................................     $2.00          56,500

- --------
* This figure represents the exercise price of the options, which is equal to the fair market value of the shares of Common Stock at the date of grant of the option. As of June 9, 1995, the market value of the Company's Common Stock as reported by the NASDAQ Stock Market was $4.75 per share.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF BOARD OF DIRECTORS

  The affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve the adoption of the amendment to the 1994 Plan, assuming the presence of a quorum.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

DESCRIPTION OF THE 1994 PLAN

  The following description of the 1994 Plan is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan will be available at the Annual Meeting and can also be obtained by a shareholder making a written request to the Company's Secretary.

  The 1994 Plan provides that options may be granted to employees, officers and directors (including non-employee officers and directors), consultants and other service providers of the Company and of present or future subsidiary of the Company. As of June 9, 1995, approximately 220 persons were eligible to participate in the 1994 Plan. Options can be granted for the purchase of up to 350,000 shares of Common Stock, subject to stockholder approval of the Amendment. The 1994 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1994 Plan and to outstanding shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company. Options may be granted either as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as nonqualified stock options.

  The 1994 Plan is administered by the Stock Option Committee (the "Committee") of the Board of Directors, which selects the recipients of options. The Committee also determines the number of shares, the exercise price, the term, any conditions on exercise, the consequences of any termination of employment, and other terms of each option. The term of options may not exceed ten years form the date of grant (five years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). The option exercise price may not be less than 100% of fair market value per share of the Common Stock on the date of grant (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). There is no restriction as to the maximum number of options that may be granted to any optionee, except that the aggregate fair market value of the Common Stock (determined as of the date of grant) with respect to which incentive stock options granted under the 1994 Plan and any other plan of the Company become exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

  The option price is payable in full upon exercise, and payment may be made in cash, or in the discretion of the Committee by delivery of shares of Common Stock (valued at their fair market value at the time of exercise), the optionee's promissory note in a form and on terms acceptable to the Committee, the cancellation of indebtedness of the Company to the optionee, the waiver of compensation due or accrued to the optionee for services rendered, a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price to the Company, "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise the option and to pledge the shares purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price to the Company, or by any combination of the foregoing methods of payment.

  Options granted under the 1994 Plan may not be transferred by an optionee other than by will or by the laws of descent and distribution.

  The Board of Directors has the right at any time to terminate or amend the 1994 Plan, but no such action may terminate options already granted or otherwise affect the rights of any optionee under an outstanding option without the optionee's consent. Unless sooner terminated by the Board of Directors, the 1994 Plan will terminate on April 11, 2004.

FEDERAL INCOME TAX CONSEQUENCES

  The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

  Incentive Stock Options. There is no taxable income to an employee when an incentive stock option is granted to him or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee's alternative minimum taxable income upon exercise. If stock received on exercise of an incentive option is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer's basis in such stock. Gain realized by an optionee upon sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year after the date of exercise. In such event the difference between the option exercise price and the fair market value of the shares on the date of the optionee's exercise will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code, which limits the deductibility of compensation in excess of $1,000,000 per executive officer, the Company will be entitled to a deduction to the extent the employee must recognize ordinary income.

  Nonqualified Stock Options. The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of nonqualified stock options the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. The Company will be required to withhold taxes on the ordinary income realized by an optionee upon exercise of nonqualified stock options in order to be entitled to the tax deduction. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

                 APPROVAL OF 1995 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

  The Board of Directors intends to submit to the shareholders for their approval at the Annual Meeting the Ceradyne, Inc. 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is substantially similar to the Company's 1985 Employee Stock Purchase Plan, which will expire upon completion of the current offering period on July 3, 1995.

  The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company's Common Stock by permitting them to purchase shares at a discount through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

  A total of 100,000 shares of the Company's Common Stock may be sold under the Purchase Plan. The number and type of shares subject to the Purchase Plan, and the number and type of shares subject to and the purchase price of outstanding rights to purchase shares under the Purchase Plan, shall be appropriately adjusted in the event of any subdivision or combination of outstanding shares, the payment of a stock dividend, the reclassification or exchange of shares or like change in the capital structure of the Company.

  The following description of the Purchase Plan is qualified in all respects by reference to the Purchase Plan itself, the full text of which is attached to this Proxy Statement as Exhibit A.

  The Purchase Plan was adopted by the Board of Directors on April 24, 1995, subject to its approval by the shareholders at the 1995 Annual Meeting.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF BOARD OF DIRECTORS

  The affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve the Purchase Plan, assuming the presence of a quorum.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

DESCRIPTION OF THE PURCHASE PLAN

  Every employee of the Company who customarily works more than 20 hours per week and more than 5 months per year will be eligible to participate in offerings made under the Purchase Plan if on the offering date such employee has been employed by the Company for at least 30 days. Employees of any subsidiary of the Company may also participate in the Purchase Plan at the discretion of the Board of Directors. An employee may not participate in an offering under the Purchase Plan if he owns shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. As of June 9, 1995, approximately 220 employees would be eligible to participate in the Purchase Plan.

  The Purchase Plan is administered by a committee consisting of at least two directors appointed by the Board of Directors (the "Committee"). The Board has delegated administration of the Purchase Plan to the Stock Option Committee. Subject to the provisions of the Purchase Plan, the Committee has full authority to implement, administer and make all determinations necessary under the Purchase Plan.

  Each offering under the Purchase Plan will commence on such date (the "Offering Date") and shall continue for such period (the "Offering Period") as the Committee in its discretion shall designate from time to time. Unless the Committee designates otherwise, offerings will be made once each year and each Offering Period will be for a period of 12 months.

  Eligible employees who elect to participate in an offering will purchase shares of Common Stock through regular payroll deductions in an amount of not less than 1% nor more than 15% of base pay, as designated by the employee. For this purpose, "base pay" includes all salaries and regular hourly wages, but does not include bonuses, commissions, overtime pay, or other special payments, fees or allowances. Shares of Common Stock will be purchased automatically on the last day of the Offering Period (the "Purchase Date") at a price equal to the lower of 85% of the fair market value of the shares on the Offering Date or 85% of the fair market value of the shares as of the Purchase Date. A participant may withdraw from an offering at any time prior to the Purchase Date and receive a refund of his payroll deductions, without interest. A participant's rights in the Purchase Plan are nontransferable.

  A maximum of 750 shares may be purchased by a participant in any one offering. Furthermore, no employee may purchase stock in an amount which would permit his rights under the Purchase Plan (and any similar purchase plans of the Company and any parent and subsidiaries of the Company) to accrue at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date, for each calendar year.

  The Board of Directors may at any time amend, suspend or terminate the Purchase Plan; provided that any amendment that would (1) increase the aggregate number of shares authorized for sale under the Purchase Plan (except pursuant to adjustments provided for in the Purchase Plan), or (2) change the standards of eligibility for participation, shall not be effective unless approved by the shareholders within 12 months of the adoption of such amendment by the Board. Unless previously terminated by the Board, the Purchase Plan will terminate on April 24, 2005.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF PURCHASE PLAN

  No taxable income is recognized by a participant either at the time of election to participate in an offering under the Purchase Plan or at the time shares are purchased thereunder. If a participant does not dispose of shares acquired under the Purchase Plan for at least six months after the date of purchase and two years after the offering date for such shares, then upon such disposition (a "qualifying disposition") the federal income tax consequences will be as follows: (1) the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the purchase price or (b) 15% of the fair market value of the shares on the offering date will be taxed to the participant as ordinary income, and (2) the excess, if any, of the fair market value of the shares on the date of disposition over the sum of the purchase price and the amount of ordinary income recognized upon disposition will be taxed as long-term capital gain. If such taxable disposition produces a loss (i.e., the value of the shares on the date of disposition is less than the purchase price), the loss will be a long-term capital loss.

  If a participant disposes of the shares before the expiration of the six-month and two-year holding periods described above (a "disqualifying disposition"), then upon such disposition the federal income tax consequences will be as follows: (1) the difference between the purchase price and the fair market value of the shares on the date of purchase will be taxed to the participant as ordinary income, and (2) the excess, if any, of the fair market value of the shares on the date of disposition over their fair market value on the date of purchase will be taxed as capital gain. If the value of the shares on the date of disposition is less than the sum of the purchase price and the amount or ordinary income recognized upon disposition, then such difference will result in a capital loss. Any such loss will not affect the ordinary income recognized as a result of the disqualifying disposition. The amount of ordinary income recognized by the participant will be deductible by the Company for federal income tax purposes.

                                    GENERAL

INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Arthur Andersen & Co. as independent public accountants to audit the financial statements of the Company for the 1995 calendar year. Representatives of Arthur Andersen & Co. will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

STOCKHOLDER PROPOSALS

  Stockholders who wish to present proposals for action at the 1996 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than February 16, 1996 for inclusion in next year's Proxy Statement and Proxy Card.

EXPENSES OF SOLICITATION

  The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

                                          James F. Gardner
                                           Secretary

June 19, 1995

                                                                       EXHIBIT A

                                 CERADYNE, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

 1.ESTABLISHMENT AND PURPOSES OF THE PLAN.

  The Ceradyne, Inc. 1995 Employee Stock Purchase Plan (the "Plan") is hereby established to provide to eligible employees of Ceradyne, Inc. (the "Company") and its participating subsidiaries, if any, an incentive to join and remain in the service of the Company and its subsidiaries, to advance the best interests of the Company, to promote employee morale, and to encourage employee ownership of the Company's Common Stock. These purposes are sought to be accomplished under the Plan by enabling employees to subscribe for and purchase directly from the Company shares of the Company's Common Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") (including any amendments or replacements of such section), and the Plan shall be so construed.

 2.ADMINISTRATION.

  The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee composed of at least two directors (the "Committee") appointed from time to time by the Board. As hereinafter used in this Plan, the term "Committee" shall refer to the Board if no Committee is then designated. The Committee shall be vested with full authority to construe, interpret and implement the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan. Any such determination, decision or action of the Committee with respect to any matter relating to the Plan shall be final, conclusive and binding on all participants.

 3.STOCK SUBJECT TO THE PLAN.

  An aggregate of 100,000 shares of Common Stock, $.01 par value, of the Company may be sold under the Plan. Such shares may be either authorized but unissued shares, or shares reacquired by the Company for sale under the Plan. In the event any shares offered under the Plan are not purchased, then such shares shall again be available for sale under the Plan. The number and type of shares subject to the Plan, and the number and type of shares subject to and the purchase price of outstanding rights to purchase shares under the Plan, shall be appropriately adjusted by the Committee in the event of any subdivision or combination of outstanding shares, the payment of a stock dividend, the reclassification or exchange of shares or like change in the capital structure of the Company.

 4.EMPLOYEES ELIGIBLE TO PARTICIPATE.

  Every employee of the Company, and every employee of any subsidiary corporation of the Company to which the Plan may be extended by action of the Company's Board of Directors, is eligible to participate in the Plan except the following:

    (a) Employees who have not been continuously employed for a period of at least thirty (30) days as of the date an offering is made under the Plan;

    (b) Employees who are customarily employed twenty (20) hours or less per week;

    (c) Employees who are customarily employed for five (5) months or less in a calendar year; and

    (d) Any employee who owns, or immediately after an offering under the Plan would be deemed to own (under Section 424(d) of the Code, relating to attribution of stock ownership) shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. For this purpose, shares which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

5. OFFERING PERIODS.

  Each offering under the Plan shall commence on such date (the "Offering Date") and shall continue for such period (the "Offering Period") as the Committee in its discretion shall designate from time to time. Unless the Committee designates otherwise, offerings shall be made once each year and each Offering Period shall be for a period of twelve (12) months. In no event may any Offering Period exceed a duration of twenty-seven (27) months. The last day of each Offering Period shall be the "Purchase Date."

6. METHOD OF PARTICIPATION; PAYROLL DEDUCTIONS.

  There will be an enrollment period of thirty (30) days immediately preceding the Offering Date of each offering made under the Plan. Each employee who will be eligible to participate in the Plan as of the Offering Date of any offering may elect to participate in that offering by delivering to the Company during the enrollment period a completed subscription agreement in the form provided for that purpose by the Committee. An employee may participate in each offering under the Plan for which he or she is eligible, but must elect to participate by submitting a new subscription agreement for each offering during the applicable enrollment period, regardless of whether he or she has participated in any previous offerings. The subscription agreement shall authorize the Company to withhold a percentage of the participant's base pay through regular payroll deductions during the applicable Offering Period, and the amount withheld shall be credited to the Participant's account for payment for the shares to be purchased. Each participant shall designate in the subscription agreement the amount to be withheld from his or her base pay, which may be not less than 1% nor more than 15% of his or her base pay. "Base pay" shall include all salaries and regular hourly wages, but shall not include bonuses, commissions, extra pay for extra hours worked outside the participant's regular work schedule, or other special payments, fees or allowances. Payroll deductions shall commence on the first payday following the Offering Date and shall continue until the last payday prior to the Purchase Date unless sooner terminated as provided in Section 10 below. A participant may lower, but not increase, the rate of payroll deductions at any time during an Offering Period by submitting to the Company an amended subscription agreement, in which case the new rate shall become effective within fifteen (15) days after the Company's receipt of the amended agreement. Complete withdrawal from the Plan at any time prior to the Purchase Date is permitted as provided in Section 10 below.

 7.PURCHASE PRICE.

  (a) The purchase price at which shares will be sold in any Offering Period under the Plan shall be the lower of:

    (i) 85% of the fair market value of the shares on the first day of the Offering Period (the "Offering Date"), or

    (ii) 85% of the fair market value of the shares on the last day of the Offering Period (the "Purchase Date").

  (b) The "fair market value" of the Company's Common Stock on the Offering Date or on the Purchase Date, as the case may be, shall be the per share price of the last sale of such stock in the over-the-counter market as reported on the NASDAQ Stock Market. If the Common Stock is listed for trading on an exchange, the fair market value shall be the last reported sale price of the Common Stock on the principal stock exchange on which the Company's Common Stock is traded on that date. If no trading occurred on such date, the fair market value shall be the mean between the representative closing bid and asked prices for the Common Stock on such exchange or in the over-the-counter market, as the case may be, on that date, or, if such securities' markets were closed on that date, on the next preceding date on which such securities' markets were open for trading.

 8.PURCHASE OF STOCK.

  (a) At the end of each Offering Period, the maximum number of whole shares which may be purchased with each participant's accumulated payroll deductions will automatically be purchased for the participant at the applicable purchase price determined as provided in Section 7 above, subject to the limitations in
Section 9 below. Any cash balance remaining in an employee's account attributable to a fractional share shall be refunded promptly to the participant. No stock shall be purchased on behalf of an employee whose participation in the Plan has terminated prior to the Purchase Date of the Offering Period. Because any participant may withdraw his or her accumulated payroll deductions and terminate his or her participation in the Plan at any time during an Offering Period prior to the Purchase Date, the participant is, in effect, given an option which he or she may or may not exercise at the completion of the Offering Period.

  (b) As soon as practicable following the Purchase Date, the Company will deliver to each participant a stock certificate or certificates issued in his or her name for the number of shares purchased. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Common Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

 9.LIMITATION ON SHARES TO BE PURCHASED.

  No employee shall be entitled to purchase stock under the Plan in an amount which would permit his or her rights (under this Plan and any similar plans of the Company and any parent and subsidiary corporations of the Company) to accrue at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date, for each calendar year in which the employee participates in the Plan. In addition, no more than 750 shares may be purchased by a participant in any single offering. In the event the number of shares to be purchased by all employees participating in the Plan exceeds the number of shares remaining available in the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this section shall be returned to the participant promptly after the end of the Offering Period.

10.TERMINATION OF PARTICIPATION.

  (a) Withdrawal from the Plan. Any time prior to the Purchase Date of an Offering Period any participating employee may withdraw from the Plan by giving written notice to that effect to the Company. Such employee's participation in the Plan shall thereupon terminate, his or her payroll deduction authorization will be cancelled, and the Company shall promptly refund to such employee, without interest, the amount of his or her accumulated payroll deductions. An employee who withdraws from the Plan may participate in the Plan in any subsequent offering if he or she is otherwise eligible under the Provisions of Section 4 above.

  (b) Termination of Employment or Death. An employee's participation in the Plan shall terminate automatically upon termination of employment, for any reason, or upon his or her death. Upon termination of participation, the Company shall promptly refund to such employee or the representative of such employee's estate, as the case may be, without interest, the amount of such employee's accumulated payroll deductions.

11.EXCUSED ABSENCES.

  During leaves of absence approved by the Company, a participant may, for such period of time as the Committee in its sole discretion shall deem reasonable (and as permitted by applicable regulations under the Code), continue participation in the Plan by cash payment to the Company on his or her normal paydays equal to the reduction in his or her payroll deductions caused by such absence. Failure to pay any installment within fifteen (15) days after the payday on which it is due shall be deemed to constitute a notice of withdrawal from the Plan and the Company will refund the employee's accumulated payroll deductions as provided in Section 10(a) above.

12.RIGHTS NOT TRANSFERABLE.

  No employee shall sell, assign, transfer, pledge or otherwise dispose of or encumber either his or her right to participate in the Plan or his or her interest in any share to be issued upon payment of the purchase price, and except as otherwise provided by law, such right and interest shall not be liable for or subject to the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect to such right or interest, such action or claim shall be null and void and of no effect.

13.RIGHTS AS SHAREHOLDER OR EMPLOYEE.

  An employee shall have no rights as a shareholder with respect to shares under election to purchase until a stock certificate has been issued to him or her as provided in Section 8 above. Nothing in this Plan or in any subscription agreement shall confer upon any participant any right to continue in the employ of the Company or its subsidiaries or limit in any way the right of the Company (or subsidiary) to terminate the participant's employment at any time.

14.USE OF FUNDS; NO INTEREST PAID.

  All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any participant or credited to his or her account under the Plan.

15.CORPORATE BEARING OF EXPENSES.

  No charge of any kind will be made by the Company against the funds held under the Plan other than the application of the funds to payment for shares purchased under the Plan. The Company will pay all issue or transfer taxes with respect to the sale of shares under the Plan and all other fees and expenses incurred by the Company in connection therewith.

16.MERGER, ACQUISITION OR LIQUIDATION.

  In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets, or the liquidation or dissolution of the Company, the Purchase Date with respect to any outstanding options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such options in a manner complying with Section 424(a) of the Code.

17.EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN.

  (a) The Plan shall become effective upon its adoption by the Board of Directors. However, unless the Plan is approved by the shareholders of the Company within twelve (12) months before or after the date of the Board's initial adoption of the Plan, the Plan and all options granted hereunder shall be cancelled. No shares may be sold under the Plan prior to and unless such shareholder approval is obtained.

  (b) The Board of Directors may at any time amend, suspend or terminate the Plan; provided that the rights of participants under options previously granted under the Plan may not be adversely affected without the participants' consent, and any amendment that would (i) increase the aggregate number of shares authorized for sale under the Plan (except as provided in Section 3 above), of
(ii) change the standards of eligibility for participation in the Plan, shall not be effective unless approved by the shareholders within twelve (12) months of the adoption of such amendment by the Board.

  (c) Unless previously terminated by the Board of Directors, the Plan shall terminate ten (10) years after it becomes effective, but no such termination shall affect options previously granted under the Plan.

                           [LOGO OF CERADYNE, INC.]

                                CERADYNE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF STOCKHOLDERS JULY 24, 1995

     The undersigned hereby appoints Joel P. Moskowitz and James F. Gardner, and each of them, as Proxies, with full power of substitution, to vote the shares of Ceradyne, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Ceradyne, Inc. to be held at the Corporate Headquarters located at 3169 Red Hill Avenue, Costa Mesa, California, on Monday, July 24, 1995 at 10:00 a.m. local time and at any adjournment thereof.

                                                                SEE REVERSE SIDE


[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

1.  Election of      FOR       WITHHELD
    Directors.       [_]         [_]

    For, except vote withheld from the following nominee(s):
    (Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

    --------------------------------------------------------------------------
    NOMINEES:
        Joel P. Moskowitz
        Leonard M. Allenstein
        Richard A. Alliegro
        Frank Edelstein
        Norman A. Gjostein
        William P. Lanphear IV
        Milton L. Lohr
        Melvin A. Shader

2.  Approve amendment to the Company's 1994     FOR      AGAINST      ABSTAIN
    Stock Incentive Plan.                       [_]        [_]          [_]

3.  Approve the adoption of the                 [_]        [_]          [_]
    Company's 1995 Employee Stock
    Purchase Plan.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND
                                                  ---
FOR PROPOSAL 2 AND FOR PROPOSAL 3.
- ---                ---

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


SIGNATURE                                        DATE
         --------------------------------------       --------------------------

SIGNATURE                                        DATE
         --------------------------------------       --------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.